UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 5, 2003

Wyndham International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9320	94-2878485
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS employer identification no.)

1950 Stemmons Freeway, Suite 6001

Dallas, Texas 75207

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code:

(214) 863-1000

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

The following Exhibit is filed herewith:

99.1 Press Release dated August 5, 2003.

ITEM 9.    REGULATION FD DISCLOSURE

The following information set forth under Item 9, “Regulation FD Disclosure” is intended to be furnished under Item 12, “Disclosure of Results of Operations and Financial Condition in accordance with SEC Release No. 33-8216.” The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

On August 5, 2003, Wyndham International, Inc. issued a press release announcing its results of operations for the second quarter ended June 30, 2003. The press release is attached hereto as Exhibit 99.1.

[SIGNATURE PAGE FOLLOWS]

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WYNDHAM INTERNATIONAL, INC.

By:	/s/ RICHARD A. SMITH
Richard A. Smith, Executive Vice President and Chief Financial Officer

Date:  August 5, 2003

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EXHIBIT INDEX

Exhibit Number	Description

99.1*	Press Release dated August 5, 2003.

* Filed herewith.